UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

This Current Report on Form 8-K/A (“Form 8-K/A”) is being filed to amend the Current Report on Form 8-K filed by Bluerock Residential Growth REIT, Inc. (the “Company”) with the Securities and Exchange Commission on February 22, 2021 (the “Original Form 8-K”), solely to correct a scrivener’s error and specify that the number of LTIP Units issued on February 16, 2021 (i) to R. Ramin Kamfar (“Mr. Kamfar”) was 13,174, and (ii) to Jordan B. Ruddy (“Mr. Ruddy”) was 6,509.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The second paragraph under “Quarterly Payment of Certain Salaries in Equity” in Item 3.02 of the Original Form 8-K is amended and restated in its entirety as follows:

1.	On February 16, 2021 (the “Q1 LTIP Date of Grant”), the Company granted (a) to Mr. Kamfar, 13,174 LTIP Units in payment of 98.0% of the portion of the Base Salary payable to Mr. Kamfar for the period from January 1, 2021 through March 31, 2021, and (b) to Mr. Ruddy, 6,509 LTIP Units in payment of 83.0% of the portion of the Base Salary payable to Mr. Ruddy for such period; in each case, as a grant of equity incentive compensation under the Company’s Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Plan”) in the form of LTIP Units, with the remainder, in each case, payable in cash. The number of LTIP Units granted to each of Mr. Kamfar and Mr. Ruddy on the Q1 LTIP Date of Grant was determined by dividing the dollar value of each such grant by the volume-weighted average closing price per share of Class A Common Stock for the twenty (20) trading days preceding the Q1 LTIP Date of Grant. Each such grant to each of Messrs. Kamfar and Ruddy was evidenced by an LTIP Unit Vesting Agreement. Each LTIP Unit so granted will become vested and nonforfeitable on the first anniversary of the Q1 LTIP Date of Grant, and was issued in accordance with, and will be subject to, the terms of the Plan.

The information set forth in this Form 8-K/A supersedes and replaces the information set forth in the Original Form 8-K only as indicated above, and does not amend or otherwise update any other information in the Original Form 8-K. Accordingly, this Form 8-K/A should be read in conjunction with the Original Form 8-K.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information set forth above under Item 3.02 of this report is hereby incorporated by reference into this Item 5.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL growth reit, INC.

DATE: February 26, 2021	By:	/s/ Christopher J. Vohs
Christopher J. Vohs Chief Financial Officer and Treasurer